Exhibit 99

INVESTOR CONTACT:
Keith A. Woodward	William Prate
Senior Vice President and Chief Financial Officer	Director, Investor Relations
keith.woodward@tennantco.com	william.prate@tennantco.com
763-540-1205	763-540-1547

Tennant Company Reports 2019 Third-Quarter Results

Net sales of $280.7 million, increase of 2.8 percent organically

Third-quarter GAAP net income of $14.6 million, or $0.79 diluted earnings per share; adjusted diluted EPS of $0.63 per share

Adjusted EBITDA growth of 7.2% to $31.4 million, up 50 basis points to 11.2% of sales

Cash flow from operations of $35.3 million

Company updates 2019 guidance for net sales, Adjusted EBITDA and EPS

MINNEAPOLIS, October 30, 2019—Tennant Company (“Tennant”) (NYSE: TNC), a world leader in designing, manufacturing and marketing of solutions that help create a cleaner, safer, healthier world, today reported its third-quarter 2019 results. Tennant Company reported net sales of $280.7 million for the 2019 third quarter, representing a 2.7 percent improvement year over year. Excluding the impact of the Company’s Gaomei acquisition and foreign currency, organic sales grew 2.8 percent, led by solid growth in North and Latin America. Net earnings were $14.6 million, or $0.79 per diluted share, compared to $9.7 million, or $0.52 per diluted share, in the 2018 third quarter. Excluding non-operational items, adjusted net earnings grew 15.8 percent to $11.7 million, or $0.63 per diluted share, compared to $10.1 million, or $0.54 per diluted share, in the 2018 third quarter. (See the Supplemental Non-GAAP Financial Table.)
“During the third quarter, we continued to make progress across our three strategic pillars—winning where we have competitive advantage, reducing complexity and building scalable processes, and building on our position as an innovation leader—to drive profitable growth amid mixed economic and market conditions worldwide,” said Chris Killingstad, Tennant Company’s president and chief executive officer. “Sales growth in the quarter was driven by continued strength in the Americas, partially offset by market softness in Europe and Asia Pacific, and unfavorable currency impacts. Demand for our autonomous cleaning machine, the T7 AMR, also contributed to the quarterly sales performance. This innovative robotic solution addresses the labor challenges faced by an increasing number of our customers and demonstrates our commitment to advancing our position as an innovation leader. Our gross margin gains during the quarter reflect our ongoing operating model improvement efforts, which substantially improved our cash flow and EBITDA performance.”
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Page 2 – Tennant Company Reports 2019 Third-Quarter Results
Third-Quarter Operating Review

Regional Sales Highlights
•Americas – Sales in the Americas rose 6.2 percent, and were up 6.7 percent organically, reflecting strong performance in North and Latin America. North America growth was driven by demand for Tennant’s autonomous cleaning machine, strength in the direct channel related to industrial equipment, along with continued growth in the service and parts and consumables businesses. Latin America reported year-over-year organic growth for the ninth consecutive quarter and was driven by strength in Mexico and South America.
•EMEA – Sales in EMEA declined 6.2 percent, down 2.8 percent organically, as a result of persistent market weakness across the region, with specific sales weakness within the United Kingdom and CEEMEA regions.
•APAC – Sales in APAC increased 5.1% while declining 9.4 percent organically, primarily as a result of significant softening in China.

Profitability Measures and Related Factors - (See the Supplemental Non-GAAP Financial Table)
•Gross margin – Gross margin in the 2019 third quarter was 40.6 percent compared to 39.0 percent in the 2018 third quarter. Adjusted gross margin in the 2019 third quarter was 40.8 percent, a 180-basis-point improvement year over year, reflecting pricing actions, favorable geographic and channel mix, freight costs and cost-reduction efforts, which more than offset the negative effect of material inflation and tariffs.
•Adjusted EBITDA – Adjusted earnings before interest, taxes, depreciation and amortization during the 2019 third quarter grew 7.2 percent, an improvement of 50 basis points, to 11.2 percent of sales. (See the Supplemental Non-GAAP Financial Table.)

Cash Flow, Capital Allocation and Other Items
During the quarter, Tennant generated cash flow from operations of $35.3 million, primarily driven by strong business performance and improved collections of outstanding account receivables. During the same period, the company reduced its outstanding debt by $12.0 million and paid $4.0 million in cash dividends to shareholders.
2019 Business Outlook
“Looking to the fourth quarter, we are lowering our top-line expectations as a result of softening global market conditions,” added Killingstad. “At the same time, as a result of the success of our operating model improvement efforts, we are raising our EPS and EBITDA guidance ranges. We remain focused on our three strategic pillars with an ultimate goal of achieving reasonable growth, improving EBITDA margin and driving shareholder value.”

For 2019, Tennant revised its previously provided guidance as follows:
•Net sales of $1.135 billion to $1.145 billion, reflecting organic sales growth of 1.8 to 2.6 percent;
•GAAP earnings in the range of $2.40 to $2.50 per diluted share;
•Adjusted EPS of $2.80 to $2.90 per diluted share;
•Adjusted EBITDA of $134 million to $136 million;
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Page 3 – Tennant Company Reports 2019 Third-Quarter Results
•Capital expenditures in the range of $30 million to $35 million; and
•An effective tax rate of approximately 16 percent.

Conference Call
The company will host a conference call to discuss its third-quarter results at 10:00 a.m. Central Time on Wednesday, October 30. The company’s earnings release will be issued before the call and will be posted at investors.tennantco.com under News and Events, Press Releases. To listen to the live call and view the accompanying slide presentation, go to investors.tennantco.com at least 10 minutes before the scheduled start time and, if necessary, download and install audio software. A taped replay of the conference call with slides will also be posted at investors.tennantco.com.
Company Profile
Founded in 1870, Tennant Company (TNC), headquartered in Minneapolis, Minnesota, is a world leader in designing, manufacturing and marketing solutions that empower customers to achieve quality cleaning performance, reduce their environmental impact and help create a cleaner, safer, healthier world. Its products include equipment for maintaining surfaces in industrial, commercial and outdoor environments; detergent-free and other sustainable cleaning technologies; cleaning tools and supplies; and coatings for protecting, repairing and upgrading surfaces. Tennant's global field service network is the most extensive in the industry. Tennant Company had sales of $1.12 billion in 2018 and has approximately 4,300 employees. Tennant has manufacturing operations throughout the world and sells products directly in 15 countries and through distributors in more than 100 countries. For more information, visit www.tennantco.com and www.ipcworldwide.com. The Tennant Company logo and other trademarks designated with the symbol “®” are trademarks of Tennant Company registered in the United States and/or other countries.
Forward-Looking Statements
Certain statements contained in this document, as well as other written and oral statements made by us from time to time, are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act. These statements do not relate to strictly historical or current facts and provide current expectations or forecasts of future events. Any such expectations or forecasts of future events are subject to a variety of factors. These include factors that affect all businesses operating in a global market as well as matters specific to us and the markets we serve. Particular risks and uncertainties presently facing us include: our ability to effectively develop and manage strategic planning and growth processes and the related operational plans; our ability to successfully upgrade and evolve our information technology systems; fluctuations in the cost, quality or availability of raw materials and purchased components; geopolitical and economic uncertainty throughout the world; our ability to attract, retain and develop key personnel and create effective succession planning strategies; our ability to develop and commercialize new innovative products and services; our ability to integrate acquisitions, including IPC and Gaomei; the competition in our business; our ability to successfully protect our information technology systems from cybersecurity risks; the potential disruption of our business from actions of activist investors or others; the occurrence of a significant business interruption; our ability to comply with laws and regulations; unforeseen product liability claims or product quality issues; our ability to generate sufficient cash to satisfy our debt obligations; and the relative strength of the U.S. dollar, which affects the cost of our materials and products purchased and sold internationally.
We caution that forward-looking statements must be considered carefully and that actual results may differ in material ways due to risks and uncertainties both known and unknown. Information about factors that could materially affect our results can be found in our 2018 Form 10-K or 2019 Form 10-Qs. Shareholders, potential investors and other readers are urged to consider these factors in evaluating forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements.
 We undertake no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. Investors are advised to consult any further disclosures by us in our filings with the Securities and Exchange Commission and in other written statements on related subjects. It is not possible to anticipate or foresee all risk factors, and investors should not consider any list of such factors to be an exhaustive or complete list of all risks or uncertainties.
Non-GAAP Financial Measures
This news release and the related conference call include presentation of non-GAAP measures that include or exclude special items. Management believes that the non-GAAP measures provide useful information to investors regarding the company’s results of operations and financial condition because they permit a more meaningful comparison and understanding of Tennant Company’s operating performance for the current, past or future periods. Management uses these non-GAAP measures to monitor and evaluate ongoing operating results and trends and to gain an understanding of the comparative operating performance of the company.
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Page 4 – Tennant Company Reports 2019 Third-Quarter Results
We believe that disclosing Gross Profit – as adjusted, Gross Margin – as adjusted, Selling and Administrative Expense – as adjusted, Selling and Administrative Expense as a percent of Net Sales – as adjusted, Profit from Operations – as adjusted, Operating Margin – as adjusted, Profit Before Income Taxes – as adjusted, Income Tax Expense – as adjusted, Net Earnings Attributable to Tennant Company – as adjusted and Net Earnings Attributable to Tennant Company per Share – as adjusted (collectively, the “Non-GAAP Measures”), excluding the impacts from the discontinuation of product lines, acquisition and integration costs, certain non-operational professional services, restructuring charges and a note receivable write down are useful to investors as a measure of operating performance. We use these as one measure to monitor and evaluate operating performance. The non-GAAP measures are financial measures that do not reflect United States Generally Accepted Accounting Principles (GAAP). We calculate Gross Profit – as adjusted, Gross Margin – as adjusted, Selling and Administrative Expense – as adjusted, Selling and Administrative Expense as a percent of Net Sales – as adjusted, Profit from Operations – as adjusted, Operating Margin – as adjusted, and Profit Before Income Taxes – as adjusted by adding back the pre-tax effect of the discontinuation of product lines, acquisition and integration costs, certain non-operational professional services, restructuring charges and a note receivable write down. We calculate Income Tax Expense – as adjusted by adding back the tax effect of the discontinuation of product lines, acquisition and integration costs, certain non-operational professional services, restructuring charges and a note receivable write down. We calculate Net Earnings Attributable to Tennant Company – as adjusted by adding back the after-tax effect of the discontinuation of product lines, acquisition and integration costs, certain non-operational professional services, restructuring charges and a note receivable write down. We calculate Net Earnings Attributable to Tennant Company per Share – as adjusted by adding back the after-tax effect of the discontinuation of product lines, acquisition and integration costs, certain non-operational professional services, restructuring charges and a note receivable write down, and dividing the result by the diluted weighted average shares outstanding.
We believe that disclosing Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and EBITDA Margin, excluding the impact from the discontinuation of product lines, acquisition and integration costs, certain non-operational professional services, restructuring charges, and a note receivable write down (EBITDA – as adjusted) and EBITDA Margin – as adjusted, is useful to investors as a measure of operating performance. We use these measures to monitor and evaluate operating performance. EBITDA – as adjusted and EBITDA Margin – as adjusted are financial measures that do not reflect GAAP. We calculate EBITDA – as adjusted by adding back the pre-tax effect of the discontinuation of product lines, acquisition and integration costs, certain non-operational professional services, restructuring charges, and a note receivable write down, Interest Income, Interest Expense, Income Tax Expense, Depreciation Expense and Amortization Expense to Net Earnings (Loss) – as reported. We calculate EBITDA Margin – as adjusted by dividing EBITDA – as adjusted by Net Sales.
Investors should consider these non-GAAP financial measures in addition to, not as a substitute for, or better than, financial measures prepared in accordance with GAAP. Reconciliations of the components of these measures to the most directly comparable GAAP financial measures are included in the Supplemental Non-GAAP Financial Table to this earnings release.

FINANCIAL TABLES FOLLOW

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Page 5 – Tennant Company Reports 2019 Third-Quarter Results
TENNANT COMPANY
CONSOLIDATED STATEMENTS OF EARNINGS (Unaudited)

(In millions, except shares and per share data)	Three Months Ended		Nine Months Ended
	September 30		September 30
	2019	2018	2019	2018
Net Sales	$280.7	$273.3	$842.8	$838.3
Cost of Sales	166.7	166.7	499.8	505.4
Gross Profit	114.0	106.6	343.0	332.9
Gross Margin	40.6%	39.0%	40.7%	39.7%
Operating Expense:
Research and Development Expense	8.2	7.5	23.8	23.4
Selling and Administrative Expense	84.3	83.7	267.0	264.7
Total Operating Expense	92.5	91.2	290.8	288.1
Profit from Operations	21.5	15.4	52.2	44.8
Operating Margin	7.7%	5.6%	6.2%	5.3%
Other Income (Expense):
Interest Income	0.8	0.8	2.5	2.5
Interest Expense	(5.2)	(6.0)	(15.7)	(17.7)
Net Foreign Currency Transaction Losses	(0.6)	(0.3)	(0.6)	(1.4)
Other Income (Expense), Net	0.1	—	1.4	(0.8)
Total Other Expense, Net	(4.9)	(5.5)	(12.4)	(17.4)
Profit Before Income Taxes	16.6	9.9	39.8	27.4
Income Tax Expense	2.0	0.2	5.0	1.6
Net Earnings Including Noncontrolling Interest	14.6	9.7	34.8	25.8
Net Earnings Attributable to Noncontrolling interest	—	—	—	0.1
Net Earnings Attributable to Tennant Company	$14.6	$9.7	$34.8	$25.7

Net Earnings Attributable to Tennant Company per Share:
Basic	$0.81	$0.54	$1.93	$1.43
Diluted	$0.79	$0.52	$1.89	$1.40

Weighted Average Shares Outstanding:
Basic	18,134,909	17,998,917	18,086,962	17,911,880
Diluted	18,487,948	18,439,621	18,402,929	18,344,813

GEOGRAPHICAL NET SALES(1) (Unaudited)

(In millions)	Three Months Ended			Nine Months Ended
	September 30			September 30
	2019	2018	%	2019	2018	%
Americas	$186.1	$175.3	6.2	$536.4	$516.7	3.8
Europe, Middle East and Africa	69.7	74.3	(6.2)	228.6	250.5	(8.7)
Asia Pacific	24.9	23.7	5.1	77.8	71.1	9.4
Total	$280.7	$273.3	2.7	$842.8	$838.3	0.5
(1) Net of intercompany sales.
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TENNANT COMPANY
CONSOLIDATED BALANCE SHEETS (Unaudited)

(In millions)	September 30,	December 31,
	2019	2018
ASSETS
Current Assets:
Cash, Cash Equivalents and Restricted Cash	$71.7	$86.1
Receivables:
Trade, less Allowances of $3.2 and $2.5, respectively	204.9	208.0
Other	7.8	8.2
Net Receivables	212.7	216.2
Inventories	160.9	135.1
Prepaid and Other Current Assets	34.2	31.2
Total Current Assets	479.5	468.6
Property, Plant and Equipment	411.6	386.6
Accumulated Depreciation	(244.1)	(223.2)
Property, Plant and Equipment, Net	167.5	163.4
Operating Lease Assets	46.2	—
Goodwill	185.4	182.7
Intangible Assets, Net	139.5	146.5
Other Assets	27.0	31.3
Total Assets	$1,045.1	$992.5

LIABILITIES AND TOTAL EQUITY
Current Liabilities:
Current Portion of Long-Term Debt	$20.2	$27.0
Accounts Payable	93.9	98.4
Employee Compensation and Benefits	52.9	56.1
Other Current Liabilities	102.9	67.4
Total Current Liabilities	269.9	248.9
Long-Term Liabilities:
Long-Term Debt	322.2	328.1
Long-Term Operating Lease Liabilities	29.8	—
Employee-Related Benefits	19.5	21.1
Deferred Income Taxes	42.4	46.0
Other Liabilities	21.5	32.1
Total Long-Term Liabilities	435.4	427.3
Total Liabilities	705.3	676.2
Equity:
Common Stock	6.8	6.8
Additional Paid-In Capital	39.7	28.5
Retained Earnings	339.1	316.3
Accumulated Other Comprehensive Loss	(47.3)	(37.2)
Total Tennant Company Shareholders’ Equity	338.3	314.4
Noncontrolling Interest	1.5	1.9
Total Equity	339.8	316.3
Total Liabilities and Total Equity	$1,045.1	$992.5

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Page 7 – Tennant Company Reports 2019 Third-Quarter Results
TENNANT COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)

(In millions)	Nine Months Ended
	September 30
	2019	2018
OPERATING ACTIVITIES
Net Earnings Including Noncontrolling Interest	$34.8	$25.8
Adjustments to reconcile Net Earnings to Net Cash Provided by Operating Activities:
Depreciation	24.0	24.1
Amortization of Intangible Assets	16.6	17.4
Amortization of Debt Issuance Costs	1.0	1.9
Fair Value Step-Up Adjustment to Acquired Inventory	0.9	—
Deferred Income Taxes	(2.7)	(9.9)
Share-Based Compensation Expense	8.7	6.0
Allowance for Doubtful Accounts and Returns	1.6	0.8
Acquisition Contingent Consideration Adjustment	(1.8)	—
Note Receivable Write-down	2.7	—
Other, Net	(0.7)	(0.5)
Changes in Operating Assets and Liabilities, Net of Assets Acquired:
Receivables, Net	(0.8)	(0.3)
Inventories	(31.4)	(19.5)
Accounts Payable	(2.3)	(1.8)
Employee Compensation and Benefits	(0.8)	4.2
Other Current Liabilities	(0.8)	(0.2)
Other Assets and Liabilities	(2.8)	(4.4)
Net Cash Provided by Operating Activities	46.2	43.6

INVESTING ACTIVITIES
Purchases of Property, Plant and Equipment	(28.3)	(12.7)
Proceeds from Disposals of Property, Plant and Equipment	0.1	0.1
Proceeds from Principal Payments Received on Long-Term Note Receivable	0.1	0.8
Acquisition of Business, Net of Cash, Cash Equivalents and Restricted Cash Acquired	(8.9)	—
Proceeds from Sale of Business	—	4.0
Purchase of Intangible Assets	(0.5)	(2.6)
Net Cash Used in Investing Activities	(37.5)	(10.4)

FINANCING ACTIVITIES
Proceeds from Credit Facility Borrowings	25.0	—
Repayments of Debt	(37.9)	(30.2)
Change in Finance Lease Obligations	(0.2)	—
Proceeds from Issuances of Common Stock	2.8	5.7
Purchase of Noncontrolling Owner Interest	(0.5)	—
Dividends Paid	(12.0)	(11.3)
Net Cash Used in Financing Activities	(22.8)	(35.8)

Effect of Exchange Rate Changes on Cash, Cash Equivalents and Restricted Cash	(0.3)	(2.3)

Net Decrease in Cash, Cash Equivalents and Restricted Cash	(14.4)	(4.9)

Cash, Cash Equivalents and Restricted Cash at Beginning of Period	86.1	59.0

Cash, Cash Equivalents and Restricted Cash at End of Period	$71.7	$54.1

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Page 8 – Tennant Company Reports 2019 Third-Quarter Results
TENNANT COMPANY
SUPPLEMENTAL NON-GAAP FINANCIAL TABLE

(In millions, except per share data)	Three Months Ended		Nine Months Ended
	September 30		September 30
	2019	2018	2019	2018

Gross Profit - as reported	$114.0	$106.6	$343.0	$332.9
Gross Margin - as reported	40.6%	39.0%	40.7%	39.7%
Adjustments:
Discontinuation of Product Lines	0.4	—	2.8	—
Inventory Step-Up	—	—	0.9	—
Gross Profit - as adjusted	$114.4	$106.6	$346.7	$332.9
Gross Margin - as adjusted	40.8%	39.0%	41.1%	39.7%

Selling and Administrative Expense - as reported	$84.3	$83.7	$267.0	$264.7
Selling and Administrative Expense as a percent of Net Sales - as reported	30.0%	30.6%	31.7%	31.6%
Adjustments:
Acquisition and Integration Costs (S&A Expense)	(0.6)	(1.5)	(2.0)	(5.4)
Gain on Sale of Business	—	1.0	—	1.0
Professional Services	—	(0.3)	(0.1)	(1.8)
Restructuring Charge	—	—	(4.3)	—
Note Receivable Write-down	—	—	(2.7)	—
Acquisition Contingent Consideration Adjustment	3.8	—	1.8	—
Selling and Administrative Expense - as adjusted	$87.5	$82.9	$259.7	$258.5
Selling and Administrative Expense as a percent of Net Sales - as adjusted	31.2%	30.3%	30.8%	30.8%

Profit from Operations - as reported	$21.5	$15.4	$52.2	$44.8
Operating Margin - as reported	7.7%	5.6%	6.2%	5.3%
Adjustments:
Discontinuation of Product Lines	0.4	—	2.8	—
Inventory Step-Up	—	—	0.9	—
Acquisition and Integration Costs (S&A Expense)	0.6	1.5	2.0	5.4
Gain on Sale of Business	—	(1.0)	—	(1.0)
Professional Services	—	0.3	0.1	1.8
Restructuring Charge	—	—	4.3	—
Note Receivable Write-down	—	—	2.7	—
Acquisition Contingent Consideration Adjustment	(3.8)	—	(1.8)	—
Profit from Operations - as adjusted	$18.7	$16.2	$63.2	$51.0
Operating Margin - as adjusted	6.7%	5.9%	7.5%	6.1%

Profit Before Income Taxes - as reported	$16.6	$9.9	$39.8	$27.4
Adjustments:
Discontinuation of Product Lines	0.4	—	2.8	—
Inventory Step-Up	—	—	0.9	—
Acquisition and Integration Costs (S&A Expense)	0.6	1.5	2.0	5.4
Gain on Sale of Business	—	(1.0)	—	(1.0)
Acquisition and Integration Costs (Other Income, Net)	—	—	(1.8)	—
Professional Services	—	0.3	0.1	1.8
Restructuring Charge	—	—	4.3	—
Note Receivable Write-down	—	—	2.7	—
Acquisition Contingent Consideration Adjustment	(3.8)	—	(1.8)	—
Profit Before Income Taxes - as adjusted	$13.8	$10.7	$49.0	$33.6

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Page 9 – Tennant Company Reports 2019 Third-Quarter Results
TENNANT COMPANY
SUPPLEMENTAL NON-GAAP FINANCIAL TABLE

(In millions, except per share data)	Three Months Ended		Nine Months Ended
	September 30		September 30
	2019	2018	2019	2018

Income Tax Expense - as reported	$2.0	$0.2	$5.0	$1.6
Adjustments:
Discontinuation of Product Lines(1)	—	—	0.6	—
Tax Rate Legislation and Mandatory Repatriation	—	0.4	—	0.4
Inventory Step-Up(1)	—	—	0.2	—
Acquisition and Integration Costs (S&A Expense)(1)	0.1	0.2	0.4	1.1
Gain on Sale of Business	—	(0.2)	—	(0.2)
Acquisition and Integration Costs (Other Income, Net)(1)	—	—	—	—
Professional Services(1)	—	—	—	0.4
Restructuring Charge(1)	—	—	1.2	—
Note Receivable Write-down(1)	—	—	—	—
Acquisition Contingent Consideration Adjustment(1)	—	—	—	—
Income Tax Expense - as adjusted	$2.1	$0.6	$7.4	$3.3

Net Earnings Attributable to Tennant Company - as reported	$14.6	$9.7	$34.8	$25.7
Adjustments:
Discontinuation of Product Lines	0.4	—	2.2	—
Tax Rate Legislation and Mandatory Repatriation	—	(0.4)	—	(0.4)
Inventory Step-Up	—	—	0.7	—
Acquisition and Integration Costs (S&A Expense)	0.5	1.3	1.6	4.2
Gain on Sale of Business	—	(0.8)	—	(0.8)
Acquisition and Integration Costs (Other Income, Net)	—	—	(1.8)	—
Professional Services	—	0.3	0.1	1.4
Restructuring Charge	—	—	3.1	—
Note Receivable Write-down	—	—	2.7	—
Acquisition Contingent Consideration Adjustment	(3.8)	—	(1.8)	—
Net Earnings Attributable to Tennant Company - as adjusted	$11.7	$10.1	$41.6	$30.1

Net Earnings Attributable to Tennant Company per Share - as reported:
Diluted	$0.79	$0.52	$1.89	$1.40
Adjustments:
Discontinuation of Product Lines	0.02	—	0.12	—
Tax Rate Legislation and Mandatory Repatriation	—	(0.02)	—	(0.02)
Inventory Step-Up	—	—	0.04	—
Acquisition and Integration Costs (S&A Expense)	0.03	0.07	0.09	0.23
Gain on Sale of Business	—	(0.04)	—	(0.04)
Acquisition and Integration Costs (Other Income, Net)	—	—	(0.10)	—
Professional Services	—	0.01	—	0.07
Restructuring Charge	—	—	0.17	—
Note Receivable Write-down	—	—	0.15	—
Acquisition Contingent Consideration Adjustment	(0.21)	—	(0.10)	—
Net Earnings Attributable to Tennant Company per Share - as adjusted	$0.63	$0.54	$2.26	$1.64
(1) In determining the tax impact, we applied the statutory rate in effect for each jurisdiction where expenses were incurred and deductible for tax purposes.
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Page 10 – Tennant Company Reports 2019 Third-Quarter Results
TENNANT COMPANY
SUPPLEMENTAL NON-GAAP FINANCIAL TABLE

(In millions, except per share data)	Three Months Ended		Nine Months Ended
	September 30		September 30
	2019	2018	2019	2018

Net Earnings Including Noncontrolling Interest - as reported	$14.6	$9.7	$34.8	$25.8
Adjustments:
Interest Income	(0.8)	(0.8)	(2.5)	(2.5)
Interest Expense	5.2	6.0	15.7	17.7
Income Tax Expense	2.0	0.2	5.0	1.6
Depreciation Expense	8.1	7.7	24.0	24.0
Amortization Expense	5.1	5.7	16.6	17.4
Discontinuation of Product Lines	0.4	—	2.8	—
Inventory Step-Up	—	—	0.9	—
Acquisition and Integration Costs (S&A Expense)	0.6	1.5	2.0	5.4
Gain on Sale of Business	—	(1.0)	—	(1.0)
Acquisition and Integration Costs (Other Income, Net)	—	—	(1.8)	—
Professional Services	—	0.3	0.1	1.8
Restructuring Charge	—	—	4.3	—
Note Receivable Write-down	—	—	2.7	—
Acquisition Contingent Consideration Adjustment	(3.8)	—	(1.8)	—
Earnings Before Interest, Taxes, Depreciation & Amortization - as adjusted	$31.4	$29.3	$102.8	$90.2
EBITDA Margin - as adjusted	11.2%	10.7%	12.2%	10.8%

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